SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          ----------------------------

                       Date of Report
                       Date of earliest
                       event reported):  February 21, 2003


                                  Gehl Company
             ------------------------------------------------------
             (Exact name or registrant as specified in its charter)



   Wisconsin                        0-18110                      39-0300430
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                  143 Water Street, West Bend, Wisconsin 53095
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 334-9461
                         -------------------------------
                         (Registrant's telephone number)


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Item 7.  Financial Statements and Exhibits.
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         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits. The following exhibit is being filed herewith:

              (99) Press Release of Gehl Company, dated February 21, 2003.



Item 9.  Regulation FD Disclosure.
------   ------------------------

         On February 21, 2003, Gehl Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2002. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GEHL COMPANY



Date: February 21, 2003              By: /s/ Kenneth P. Hahn
                                         ---------------------------------------
                                         Kenneth P. Hahn
                                         Vice President of Finance and
                                         Chief Financial Officer




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


                                  GEHL COMPANY


                   Exhibit Index to Current Report on Form 8-K
                             Dated February 21, 2003


Exhibit
Number
-------

  (99)        Press Release of Gehl Company, dated February 21, 2003




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